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                                                                   EXHIBIT 10.29


                         AMENDMENT, WAIVER AND CONSENT

         This Amendment, Waiver and Consent dated as of December 23, 1996 (this "Agreement"), is among Hanover Compressor Company, a Delaware corporation (the "Borrower"), Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), as Agent for the financial institutions parties to the Loan Agreement described below (the "Agent"), and the undersigned financial institutions parties to such Loan Agreement (the "Lenders").

                                  INTRODUCTION

         The Borrower, the Agent, and the Lenders are parties to the Loan Agreement dated as of December 19, 1995 (the "Loan Agreement"), the defined terms of which are used herein unless otherwise defined herein. The Borrower, the Agent, and the Lenders have agreed to amend, waive, and consent to certain matters regarding the Loan Agreement and the Loan Documents as set forth herein.

         THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Agent, and the Lenders hereby agree as follows:

1. AMENDMENT TO SECTION 1.1. Section 1.1 of the Loan Agreement is amended by inserting the following new definitions therein:

                 "Consolidated Indebtedness Coverage Ratio" shall mean, for any Person and for any period of its determination, the ratio of (a) such Person's Consolidated EBITDA for such period to (b) such Person's Consolidated Indebtedness as of the end of such period.

                 "Shareholder Subordinated Loan Agreement" shall mean the Exchange and Subordinated Loan Agreement dated as of December 23, 1996, between the Borrower and certain shareholders of the Borrower.

2. AMENDMENT TO SECTION 4.2. Section 4.2 of the Loan Agreement is amended by inserting the following new covenant as Section 4.2(h) (and making appropriate corrections to the punctuation to include Section 4.2(h) in the listing of covenants of such Section 4.2):

                 (h) promptly, any and all notices received by the Borrower under the Shareholder Subordinated Loan Agreement, including, without limitation, any notices received from any Agent or Senior Lender (as such terms are defined in the Shareholder Subordinated Loan Agreement).

3. AMENDMENT TO SECTION 5.1. Section 5.1 of the Loan Agreement is amended by inserting the following new financial covenant as Section 5.1(g) (and making appropriate corrections to the
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punctuation to include Section 5.1 (g) in the listing of covenants of such
Section 5.1 ):

                 (g) As of the last day of the then most recently ended fiscal quarter of the Borrower, permit the Consolidated Indebtedness Coverage Ratio of the Borrower and its Qualified Subsidiaries for the preceding four fiscal quarters ended as of such date to be less than 1.00 to 4.50.

4. AMENDMENT TO SECTION 5.10. Section 5.10 of the Loan Agreement is amended by deleting paragraphs (a) and (b) thereof in their entirety and inserting in lieu thereof the following new paragraphs (a) and (b):

                 (a) investments in the Borrower and Subsidiaries of the Borrower;

                 (b) investments in minority interests in Persons engaged in the natural gas compression and production equipment industries not to exceed $1,500,000 during any fiscal year of the Borrower;

5. AMENDMENT TO SECTION 6.1(F). Section 6.1(f) of the Loan Agreement is amended by inserting the following new clause (iv) (and making appropriate corrections to the punctuation to include clause (iv)):

         ; or (iv) there shall occur any violation of the subordination provisions and other provisions for the benefit of the Agent and the Lenders under the Shareholder Subordinated Loan Agreement, including those specified in Section 8 thereof; or

6. AMENDMENT TO SECTION 7.2(FL). Section 7.2(e of the Loan Agreement is amended by inserting the following new financial covenant as Section 7.2(0(viii) (and making appropriate corrections to the punctuation to include
Section 7.2(0(viii) in the listing of covenants of such Section 7.2(0):

                 (viii) As of the last day of the then most recently ended month, but including the effect of the Loan as if the Loan had been outstanding as of such date, the Consolidated Indebtedness Coverage Ratio of the Borrower and its Qualified Subsidiaries for the preceding twelve month period ended as of such date shall be equal to or greater than 1.00 to 4.50.

7. AMENDMENT TO SECTION 7.3(F). Section 7.3(f) of the Loan Agreement is amended by inserting the following new financial covenant as Section 7.3(f)(v) (and making appropriate corrections





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to the punctuation to include Section 7.3(0(v) in the listing of covenants of such Section 7.3(f)):

                 (v) The Consolidated Indebtedness Coverage Ratio of the Borrower and its Qualified Subsidiaries for the most recently ended twelve month period ending as of the last day of the then most recently ended month, adjusted to reflect the effect of the acquired assets and the Loan as if such Acquisition and the Loan had been made at the beginning of such period, shall be equal to or greater than
         1.00 to 4.50.

8. WAIVER OF SECTION 5.2. The Agent and the Lenders hereby waive (a) the Default with respect to, and compliance with, the provisions of Section 5.2 of the Loan Agreement solely in connection with the posting by the Borrower of that certain irrevocable documentary letter of credit P-266843 dated November 20, 1996 issued by Chase for the benefit of Banco Commercial Antioqueno S.A., as Fiduciary in the face amount of US $816,000.00, and (b) the Default with respect to Section 4.7 (a) of the Loan Agreement for failure to notify the Agent and each Lender of the Default described in this paragraph.

9. WAIVER OF SECTION 5.8. The Agent and the Lenders hereby waive compliance with the provisions of Section 5.8 of the Loan Agreement solely with respect to (a) the transactions contemplated by the Exchange Agreement (the "Exchange Agreement"), dated as of December 23, 1996, by and between the Borrower and JEDI, a copy of which is attached hereto as Exhibit A and (b) the transactions contemplated by the Shareholder Subordinated Loan Agreement, a copy of which is attached hereto as Exhibit B.

10. WAIVER OF SUBSECTION 5(J) OF HANOVER ACQUISITION SECURITY AGREEMENT. The Agent and the Lenders hereby waive compliance with the provisions of Subsection 5(j) of the Security Agreement made by Hanover Acquisition solely to the extent required to allow Hanover Acquisition to transfer all of its assets (including, without limitation, Hanover Acquisition's shares of stock in Astra Resources International, Inc.) to the Borrower other than Hanover Acquisition's interest in real property located in East Bernard, Texas.

11. AMENDMENT TO BORROWER SECURITY AGREEMENT. After giving effect to the transaction described in paragraph 10 herein, Schedule III of the Security Agreement made by the Borrower shall be amended to add thereto the asset locations that are set forth on Exhibit C attached hereto.

12. AMENDMENT TO HANOVER ACQUISITION SECURITY AGREEMENT. After giving effect to the transaction described in paragraph 10 herein, Schedule III of the Security Agreement made by Hanover Acquisition shall be amended by deleting all of the counties and states listed





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under the heading COUNTY/STATE thereon and in lieu thereof, substituting the word "None".

13. WAIVER OF SUBSECTION 5(B)(II) OF THE HANOVER ACQUISITION PLEDGE AGREEMENT. In order to permit the consummation of the transaction contemplated by paragraph 10 hereof, the Agent and the Lenders hereby waive compliance with the provisions of Subsection 5(b)(ii) of the Pledge Agreement made by Hanover Acquisition solely to the extent necessary to allow Hanover Acquisition to transfer its shares of stock in Astra Resources International, Inc. (the "ARI Shares") to the Borrower.

14. AMENDMENT TO HANOVER ACQUISITION PLEDGE AGREEMENT. Schedule I of the Pledge Agreement made by Hanover Acquisition is hereby amended by deleting therefrom the reference to the ARI Shares.

15. WAIVER OF SECTIONS 4.4 AND 5.5. The Agent and the Lenders hereby waive compliance with Sections 4.4 and 5.5 of the Loan Agreement solely to the extent necessary to allow the Borrower to cause the dissolution of Astra Resources International, Inc.; provided. however, that the effectiveness of this waiver is conditioned upon the completion by the Borrower and Hanover Acquisition of the transaction contemplated by paragraph 10 hereof.

16. AMENDMENT TO BORROWER PLEDGE AGREEMENT. (a) Schedule I of the Pledge Agreement made by the Borrower is hereby amended by deleting existing Schedule I in its entirety and substituting in lieu thereof the modified Schedule I attached hereto as Exhibit D and in connection therewith, within thirty (30) days from the date of this Agreement, the Borrower shall deliver to the Collateral Trustee stock certificates evidencing the Hanover Compressor Columbia, Inc., shares, the Hanover Caymen, Limited, shares, and the Contract Compression International Argentina, S.A. shares that are set forth on such modified Schedule I together with any and all other documents reasonably requested by the Agent to create a valid, first priority perfected lien in such shares in favor of the Collateral Agent and (b) Subsection 4(a) of the Pledge Agreement made by the Borrower is hereby amended by deleting the words "H.C.C. Compressor de Venezuela, C.A." from the fourth line of such Subsection and inserting in lieu thereof the words "any Unqualified Subsidiary (as defined in the Bank Agreement) listed on Schedule I.".

17. WAIVER RELATING TO HANOVER/SMITH TEXAS LEASEHOLD MORTGAGE. The Agent and the Lenders hereby waive (a) any Default in respect of and compliance with
Section 4.11 of the Loan Agreement solely to the extent necessary to postpone the requirement that Hanover/Smith execute and deliver a Mortgage with respect to its interest in the property described on Exhibit E attached hereto (the "Hanover/Smith Property") until the earlier of (i) six months from the date hereof and (ii) the acquisition by Hanover/Smith of the Hanover/Smith Property and (b) the Default with respect to Section 4.7(a) of the





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Loan Agreement for failure to notify the Agent and each Lender of the Default described in this paragraph 17.

18. CONSENT TO SHAREHOLDER SUBORDINATED DEBT. The Agent and the Lenders hereby consent to the Borrower entering into the Shareholder Subordinated Loan Agreement in the form attached hereto as Exhibit B and making the borrowings contemplated thereunder.

19. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and (c) upon the effectiveness of this Agreement, the amendment of the Loan Documents as provided for herein, and the completion of the transactions contemplated hereby, no Event of Default shall exist under the Loan Documents and there shall have occurred no event which with notice or lapse of time would become an Event of Default under the Loan Documents, as amended.

20. EFFECT ON LOAN DOCUMENTS. Except as expressly amended and waived herein, the Loan Agreement and all other Loan Documents are and shall remain in full force and effect. The Borrower shall continue to comply with the terms of the Loan Documents, as amended and waived. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under the Loan Agreement and the other Loan Documents. This Agreement shall not constitute an amendment, consent or waiver of any other provisions of the Loan Agreement or the other Loan Documents not expressly referred to herein and shall not be construed as a waiver, amendment or consent to any further or future action of the Borrower or any other Loan Party that would require a waiver, amendment or consent of the Agent and/or the Lenders.

21. EFFECTIVENESS. The effectiveness of this Agreement and the amendments and waivers set forth herein, is subject to the satisfaction of the following conditions precedent to the satisfaction of the Agent:

                 (a) No Default. No Default or Event of Default shall have occurred and be continuing;

                 (b) Representations and Warranties. All representations, warranties, and certifications made or deemed made herein, in the Loan Agreement or in any other Loan Document by the Borrower or any Guarantor and in all certificates furnished to





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         the Lender pursuant to the provisions hereof shall be true and correct in all material respects as though made as of the effective date of this Agreement and after giving effect to the amendments and waivers set forth herein;

                 (c) Certificates and Transaction Agreements. The Agent shall have received (i) a certificate signed by a Responsible Officer of the Borrower certifying the matters set forth in clauses (a) and
         (b) above and the Borrower's compliance with the provisions set forth in Section 5.2(g) of the Loan Agreement with respect to the transactions contemplated under the Shareholder Subordinated Loan Agreement, including the calculations made by the Borrower to comply with the provisions of Section 5.2(g), (ii) execution counterparts of this Agreement from the Borrower, the Subsidiaries of the Borrower listed on the signature pages hereto and the Collateral Trustee, and
         (iii) execution copies of that certain Amendment, Waiver and Consent dated December 23, 1996 executed in connection with the Chemical Credit Agreement (the "Chemical Waiver"), the Exchange Agreement and the Shareholder Subordinated Loan Agreement and all transactions contemplated under the above documents shall have been consummated; and

                 (d) Collateral Items. Except as set forth in paragraph 16 herein, all lien filings, stock pledges, and other items required in connection with the foregoing amendments and waivers have been completed, including the execution by Hanover Acquisition and the Borrower of such UCC-1's and UCC-3 assignments and amendments in connection with the transactions contemplated under paragraph 10 herein that have been delivered to the Borrower prior to the date hereof to create a valid, perfected, first priority lien in favor of the Collateral Trustee in the assets that are being transferred to the Borrower.

22. POST EFFECTIVE DATE MATTERS. After the effective date of this Agreement, the Borrower covenants and agrees to (a) provide to the Agent prior to the consummation of the transactions described in Paragraphs 10, 13 and 15 herein, forms of the documents that will be entered into to effect the transactions described in paragraphs 10, 13 and 15 herein and such forms shall be reasonably satisfactory to the Agent and (b) execute and deliver to the Agent such other documents, certificates, opinions and information with respect to the transactions contemplated hereunder as the Agent may reasonably request.

23. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement including, without limitation, the fees and expenses of counsel to the Agent.





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24.      GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

25. MISCELLANEOUS. The miscellaneous provisions of the Loan Agreement apply to this Agreement. This Agreement may be signed in any number of counterparts, each of which shall be an original.

26. CONSENT TO CHEMICAL WAIVER. Pursuant to Section 9.2 of the Loan Agreement, JEDI, as Agent and as Lender, hereby agrees to waive the terms of
Section 5.11 (b) of the Loan Agreement solely to the extent necessary to allow for the amendments, modifications and waivers to the Chemical Credit Agreement contemplated by the Chemical Waiver, a copy of which is attached hereto as Exhibit F.

         THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.





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EXECUTED as of the date first above written.

                                        BORROWER:

                                        HANOVER COMPRESSOR COMPANY

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        AGENT:

                                        JOINT ENERGY DEVELOPMENT
                                        INVESTMENTS LIMITED
                                        PARTNERSHIP


                                        By: Enron Capital Management Limited
                                        Partnership, its General Partner

                                        By: Enron Capital Corp., its General
                                        Partner

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        LENDER:

                                        JOINT ENERGY DEVELOPMENT
                                        INVESTMENTS LIMITED
                                        PARTNERSHIP

                                        By: Enron Capital Management Limited
                                        Partnership, its General Partner

                                        By: Enron Capital Corp., its General
                                        Partner

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------





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EXECUTED as of the date first above written.

                                        BORROWER:

                                        HANOVER COMPRESSOR COMPANY

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        AGENT:

                                        JOINT ENERGY DEVELOPMENT
                                        INVESTMENTS LIMITED
                                        PARTNERSHIP

                                        By: Enron Capital Management Limited
                                        Partnership, its General Partner

                                        By: Enron Capital Corp., its General
                                        Partner

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        LENDER:

                                        JOINT ENERGY DEVELOPMENT
                                        INVESTMENTS LIMITED
                                        PARTNERSHIP

                                        By: Enron Capital Management Limited
                                        Partnership, its General Partner

                                        By: Enron Capital Corp., its General
                                        Partner

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------





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Acknowledged and Agreed to as
of the date hereof.

MAINTECH ENTERPRISES, INC.

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

HANOVER/SMITH, INC.

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

HANOVER ACQUISITION CORP.

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


HANOVER LAND COMPANY

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


THE CHASE MANHATTAN BANK
(formerly known as Chemical Bank),
as Collateral Trustee

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------





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Acknowledged and Agreed to as
of the date hereof

MAINTECH ENTERPRISES, INC.

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

HANOVER/SMITH, INC.

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

HANOVER ACQUISITION CORP.

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

HANOVER LAND COMPANY

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

THE CHASE MANHATTAN BANK
(formerly known as Chemical Bank)
as Collateral Trustee

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------





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